UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

 17605 Wright Street; Omaha, NE 68130

(Address of principal executive offices) (Zip code)

James Ash

Gemini Fund Services, LLC., 80 Arkay Drive Suite 110; Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

03/31

Date of reporting period:     6/30/2014

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5).  The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Schedule of Investments.

Equinox MutualHedge Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
June 30, 2014 (Unaudited)
	Shares		Value
		EXCHANGE TRADED FUNDS - 64.0%
	566,650	iShares 1-3 Year Credit Bond Fund ETF	$ 59,883,572
	268,430	iShares Core U.S. Aggregate Bond ETF	29,366,242
	683,425	Vanguard Short-Term Bond ETF	54,906,364
	750,870	Vanguard Short-Term Corporate Bond ETF	60,347,422
		TOTAL EXCHANGE TRADED FUNDS (Cost $202,867,658)	204,503,600

	Principal Amount
		STRUCTURED NOTE - 4.6%
	$ 15,000,000	SGI 10 Year Bond Index Deposit, due 2/27/16 (Cost $15,000,000)	14,761,500

	Contracts
		PURCHASED OPTIONS *+ - 0.8%
		PURCHASED CALL OPTIONS - 0.5%
	21	Copper (LME), Strike Price $7350, Expiration Date 12/03/2014	76,477
	33	Copper (LME), Strike Price $7400, Expiration Date 12/03/2014	107,011
	43	Copper (LME), Strike Price $7500, Expiration Date 12/02/2015	357,921
	23	Crude Oil, Strike Price $115, Expiration Date 11/10/2014	50,370
	7	Nickel, Strike Price $19000, Expiration Date 12/03/2014	62,062
	53	Nickel, Strike Price $22000, Expiration Date 12/03/2014	194,107
	22	Nickel, Strike Price $20000, Expiration Date 12/02/2015	278,682
	24	Precious Metal, Strike Price $21, Expiration Date 02/24/2015	183,960
	46	Precious Metal, Strike Price $1350, Expiration Date 01/27/2015	195,960
	46	Precious Metal, Strike Price $2200, Expiration Date 12/03/2014	121,187
		TOTAL PURCHASED CALL OPTIONS (Cost - $1,632,122)	1,627,737

		PURCHASED PUT OPTIONS - 0.3%
	21	Aluminum, Strike Price $1725, Expiration Date 07/02/2014	-
	86	Copper (LME), Strike Price $6350, Expiration Date 12/03/2014	218,332
	73	Copper (LME), Strike Price $6400, Expiration Date 09/03/2014	63,054
	87	Copper (LME), Strike Price $6500, Expiration Date 07/02/2014	-
	19	Copper (LME), Strike Price $6600, Expiration Date 12/03/2014	74,637
	62	Copper (LME), Strike Price $6800, Expiration Date 12/03/2014	333,358
	23	Crude Oil, Strike Price $100, Expiration Date 11/17/2014	61,870
	23	Currency, Strike Price $1.36, Expiration Date 09/05/2014	21,275
	53	Nickel, Strike Price $15000, Expiration Date 07/02/2014	-
	18	Nickel, Strike Price $15000, Expiration Date 12/03/2014	16,432
	25	Soy, Strike Price $11.40, Expiration Date 10/24/2014	57,813
		TOTAL PURCHASED PUT OPTIONS (Cost - $3,714,768)	846,771

		TOTAL PURCHASED OPTIONS (Cost - $5,346,890)	2,474,508
	Shares
		SHORT-TERM INVESTMENTS - 30.8%
	29,678,405	BlackRock International Dollar Reserve Series B ** +	29,678,405
	34,347,548	Goldman Sachs Funds PLC - US$ Liquid Reserves Fund ** +	34,347,548
	34,357,769	JPMorgan Liquidity Funds - US Dollar Liquidity Fund ** +	34,357,769
		TOTAL SHORT-TERM INVESTMENTS (Cost $98,383,722)	98,383,722

		TOTAL INVESTMENTS - 100.2% (Cost $321,598,270) (a)	$ 320,123,330
		OTHER ASSETS AND LIABILITIES - NET - (0.2)%	(674,150)
		TOTAL NET ASSETS - 100.0%	$ 319,449,180

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes, including written options, is $318,417,447
	and differs from market value by net unrealized appreciation (depreciation) of securities as follows:
		Unrealized Appreciation:	$ 4,425,020
		Unrealized Depreciation:	(4,028,151)
		Net Unrealized Appreciation:	$ 396,869
*	Non-Income producing investment.
**	Pledged as collateral for swap agreement.
+	This investment is a holding of MutualHedge Fund Limited CFC.

	Contracts		Value
		WRITTEN CALL OPTIONS +*
	23	Aluminum, Strike Price $1900, Expiration Date 09/03/2014	$ 27,353
	23	Aluminum, Strike Price $1900, Expiration Date 12/03/2014	49,916
	21	Aluminum, Strike Price $1925, Expiration Date 07/02/2014	31
	23	Aluminum, Strike Price $1950, Expiration Date 08/06/2014	8,659
	18	Copper (LME), Strike Price $7100, Expiration Date 08/06/2014	44,640
	21	Copper (LME), Strike Price $7350, Expiration Date 12/03/2014	76,477
	33	Copper (LME), Strike Price $7400, Expiration Date 12/03/2014	107,011
	43	Copper (LME), Strike Price $7500, Expiration Date 12/02/2015	357,921
	53	Nickel, Strike Price $22000, Expiration Date 07/02/2014	-
	53	Nickel, Strike Price $22000, Expiration Date 12/03/2014	194,107
	29	Nickel, Strike Price $25000, Expiration Date 12/03/2014	42,587
		TOTAL WRITTEN CALL OPTIONS (Premiums received - $904,607)	908,702

		WRITTEN PUT OPTIONS +*
	21	Aluminum, Strike Price $1725, Expiration Date 07/02/2014	-
	21	Aluminum, Strike Price $1825, Expiration Date 07/02/2014	231
	23	Aluminum, Strike Price $1825, Expiration Date 08/06/2014	9,855
	18	Copper (LME), Strike Price $6100, Expiration Date 08/06/2014	589
	90	Copper (LME), Strike Price $6200, Expiration Date 08/06/2014	6,390
	65	Copper (LME), Strike Price $6350, Expiration Date 12/03/2014	165,019
	118	Copper (LME), Strike Price $6400, Expiration Date 09/03/2014	101,923
	17	Copper (LME), Strike Price $6450, Expiration Date 08/06/2014	6,146
	87	Copper (LME), Strike Price $6500, Expiration Date 07/02/2014	-
	19	Copper (LME), Strike Price $6600, Expiration Date 12/03/2014	74,637
	23	Crude Oil, Strike Price $100, Expiration Date 08/15/2014	12,190
	23	Currency, Strike Price $1.35, Expiration Date 08/08/2014	6,900
	53	Nickel, Strike Price $15000, Expiration Date 07/02/2014	-
	18	Nickel, Strike Price $15000, Expiration Date 12/03/2014	16,432
		TOTAL WRITTEN PUT OPTIONS (Premiums received - $2,131,931)	400,312

		TOTAL WRITTEN OPTIONS (Premiums received $3,036,538)	$ 1,309,014

*	Non-Income producing investment.
+	This investment is a holding of MutualHedge Fund Limited CFC.

			Unrealized
		LONG SWAPS+	Appreciation/(Depreciation)

Total return swap with Deutsche Bank AG, London Branch.  The swap provides exposure to the total returns on a basket of CTA programs that is calculated on a daily basis with reference to a customized index that is also proprietary to Deutsche Bank.  The basket is comprised of a diversified collection of CTA programs including systematic trend following, relative value and short term trading programs. Under the terms of the swap, the advisor has the ability to periodically adjust the notional level of the swap, the notional allocation to each CTA program, and the mix of CTA programs.  The swap was effective on September 26, 2011 and has a term of five years therefrom unless earlier terminated.  In addition, the swap provides for an 0.50% fee to Deutsche Bank. (Notional Value $368,092,944)

			$ (7,780,641)

Total return swap with Morgan Stanley & Co. International PLC (“Morgan Stanley”). The swap provides exposure to the total returns of the Diversified Program of Winton Capital Management Limited ("Winton") calculated on a daily basis by BNP Paribas Financial Services LLC with reference to an investment portfolio owned by ALPHAS Managed Account Platform XXX Limited (the “Reference Fund”), a private company with limited liability formed under the laws of Ireland.   The investment portfolio of the Reference Fund is comprised at any given time of trading positions selected by Winton that include over-the-counter foreign exchange and currency option transactions and exchange traded futures in relation to any commodity, metal, financial instrument, currency, interest rate or index traded on certain exchanges. Under the terms of the swap, the advisor has the ability to periodically adjust the notional level of the swap. The swap was effective on March 6, 2014 and has a term of three years therefrom unless earlier terminated. In addition, the terms of the swap provide for a floating rate payment to Morgan Stanley based upon an interest rate equal to One Month USD Libor plus 0.27% per annum accrued on the notional level of the swap. (Notional Value $61,097,845)

			313,013
		Total Net Unrealized Depreciation on Swap Contracts	$ (7,467,628)

+	This investment is a holding of MutualHedge Fund Limited CFC.

FORWARD FOREIGN CURRENCY CONTRACTS

Settlement Date	Foreign Currency Units to Receive/Deliver +		In Exchange For		Contracts at Value	Unrealized Appreciation/ Depreciation
Contracts Purchased
7/2/2014	181,938	USD	106,671	GBP	181,937	$ 544
7/2/2014	14,579	CAD	13,635	USD	13,670	(35)
7/2/2014	216	USD	247	NZD	217	-
9/17/2014	173,542,136	INR	2,862,761	USD	2,855,934	6,200
9/17/2014	23,383,169	TWD	781,760	USD	784,628	(3,042)
9/17/2014	15,355,887	USD	16,562,135	AUD	15,352,303	171,429
9/17/2014	14,572,431	USD	17,259,136	NZD	14,569,269	428,815
9/17/2014	350,138,117	HUF	1,553,446	USD	1,543,255	9,880
9/17/2014	16,530,470	USD	12,153,679	EUR	16,526,894	118,149
9/17/2014	1,078,106	SGD	859,551	USD	864,444	(5,059)
9/17/2014	10,730,348	PLN	3,533,059	USD	3,516,100	16,191
9/17/2014	10,626,753	CAD	9,760,057	USD	9,943,238	(185,332)
9/17/2014	34,483,849	SEK	5,161,320	USD	5,152,687	7,484
9/17/2014	10,310,156	PHP	234,803	USD	236,152	(1,397)
9/17/2014	353,996	ILS	102,553	USD	103,099	(570)
9/17/2014	46,221,518	NOK	7,680,331	USD	7,512,255	166,403
9/17/2014	45,354,426	CZK	2,244,729	USD	2,264,439	(20,199)
9/17/2014	2,825,643	MYR	875,063	USD	877,514	(2,642)
9/17/2014	3,181,915,127	KRW	3,114,622	USD	3,135,601	(21,656)
9/17/2014	32,851,720	MXN	2,512,451	USD	2,515,088	(3,177)
9/17/2014	24,757,440	USD	14,777,580	GBP	24,752,065	506,645
9/17/2014	86,020,178	RUB	2,456,345	USD	2,485,162	(29,358)
9/17/2014	8,504,830	TRY	3,927,000	USD	3,946,143	(19,977)
9/17/2014	17,882,967	ZAR	1,650,698	USD	1,658,624	(8,303)
9/17/2014	9,760,036	THB	299,970	USD	299,936	(53)
9/17/2014	2,595,663,967	JPY	25,352,529	USD	25,637,800	(291,416)
9/17/2014	9,491,504	BRL	4,135,709	USD	4,193,937	(59,127)
9/17/2014	30,395,556	CLP	54,025	USD	54,510	(498)

Contracts Sold
7/2/2014	2,224	SGD	1,782	USD	1,791	2
7/2/2014	13,842	CHF	15,557	USD	15,614	57
7/2/2014	13,607,083	JPY	134,258	USD	134,363	99
7/2/2014	267,484	USD	195,830	EUR	267,486	(695)
7/2/2014	78,439	USD	83,499	AUD	78,438	(271)
7/3/2014	181,064	HKD	23,362	USD	23,251	-
9/17/2014	173,542,136	INR	2,892,418	USD	2,855,937	(35,850)
9/17/2014	23,383,169	TWD	781,492	USD	784,632	3,309
9/17/2014	15,382,217	USD	16,562,135	AUD	15,378,807	(145,105)
9/17/2014	14,850,054	USD	17,259,136	NZD	14,846,839	(151,252)
9/17/2014	350,138,087	HUF	1,565,047	USD	1,543,205	(21,479)
9/17/2014	16,530,842	USD	12,153,679	EUR	16,527,258	(117,777)
9/17/2014	1,078,106	SGD	862,428	USD	864,456	2,183
9/17/2014	10,730,348	PLN	3,509,187	USD	3,516,226	7,675
9/17/2014	10,626,753	CAD	9,742,394	USD	9,943,235	202,991
9/17/2014	34,483,849	SEK	5,174,277	USD	5,152,739	(20,439)
9/17/2014	10,310,156	PHP	235,535	USD	236,147	665
9/17/2014	353,996	ILS	102,302	USD	103,102	820
9/17/2014	46,221,518	NOK	7,664,706	USD	7,512,251	(150,782)
9/17/2014	45,354,426	CZK	2,254,287	USD	2,264,443	10,643
9/17/2014	2,825,643	MYR	871,158	USD	877,513	6,546
9/17/2014	3,181,915,123	KRW	3,095,941	USD	3,135,600	40,332
9/17/2014	32,851,720	MXN	2,527,815	USD	2,515,145	(12,183)
9/17/2014	25,017,624	USD	14,777,580	GBP	25,012,174	(246,516)
9/17/2014	86,020,178	RUB	2,408,690	USD	2,485,162	77,001
9/17/2014	8,504,830	TRY	3,939,035	USD	3,946,066	7,944
9/17/2014	17,882,967	ZAR	1,635,952	USD	1,658,638	23,046
9/17/2014	9,760,036	THB	297,842	USD	299,959	2,180
9/17/2014	2,595,664,007	JPY	25,492,708	USD	25,637,719	151,267
9/17/2014	9,491,504	BRL	4,080,472	USD	4,193,939	114,352
9/17/2014	30,395,555	CLP	54,348	USD	54,514	176

Net Unrealized Appreciation From Foward Foreign Currency Contracts						$ 528,838

+ This investment is a holding of MutualHedge Fund Limited CFC.

FUTURES CONTRACTS
Description	Long Contracts +	Notional Amount at Value ++	Expiration Date	Unrealized Appreciation/ (Depreciation)
10 YEAR NOTE	29	3,629,984	September 2014	$ 16,391
10YR GOVERNMENT BOND	30	16,649,703	September 2014	62,715
10YR JGB	14	20,123,359	September 2014	59,607
3YR GOVERNMENT T BOND	149	38,296,134	September 2014	93,266
5 YEAR NOTE	121	14,454,773	September 2014	47,125
90 DAY EURO TIME DEPOSIT	163	39,778,113	June 2017	27,963
AEX INDEX	16	1,810,630	July 2014	(8,237)
ALUMINUM	295	13,839,597	July 2014 - October 2014	188,235
AUD 90DAY BILL	99	21,814,553	June 2015	34,078
AUSTRALIAN DOLLAR	16	1,500,160	September 2014	8,640
BRENT OIL	37	4,130,970	August 2014 - December 2014	97,774
BRITISH POUNDS	28	2,991,625	September 2014	35,275
CANADIAN DOLLAR	7	655,130	September 2014	12,600
COCOA	47	1,469,690	September 2014	20,690
COPPER	20	1,601,750	September 2014	20,675
COPPER (LME)	451	79,176,022	July 2014 - December 2015	2,403,522
CRUDE OIL	20	2,107,400	August 2014	(12,600)
DAX INDEX FUTURE	5	1,687,453	September 2014	(11,210)
E-MINI NASDAQ 100	22	1,689,820	September 2014	31,482
EURIBOR	132	45,048,049	June 2016	20,333
EURO BUND	48	9,661,732	September 2014	140,480
EURO DOLLAR	1	171,225	September 2014	2,075
GAS OIL	9	826,875	August 2014	(4,950)
GOLD	5	661,000	August 2014	2,010
HANG SENG INDEX	11	1,639,554	July 2014	26,541
HEAT OIL	6	749,776	August 2014	(20,084)
H-SHARES INDEX	21	1,387,554	July 2014	16,664
JAPENESE YEN	48	5,928,000	September 2014	27,550
LEAD	74	4,012,157	July 2014 - November 2014	49,164
LIVE CATTLE	24	1,440,720	August 2014	103,800
MINI-S&P INDEX	19	1,854,780	September 2014	22,800
MSCI TAIWAN INDEX	64	2,127,360	July 2014	40,320
NATURAL GAS	31	1,327,080	August 2014 - April 2016	(24,898)
NICKEL	155	17,684,170	July 2014 - December 2014	(30,508)
NIKKEI 225 INDEX	11	1,645,712	September 2014	4,017
NYH RBOB UNLEADED GAS	10	1,278,186	August 2014	(8,379)
PALLADIUM	2	168,630	September 2014	2,435
PLATINUM	4	296,580	October 2014	1,960
SILVER	4	421,120	September 2014	230
SUGAR	13	275,778	October 2014 - March 2015	(3,721)
US TREASURY BILLS	13	1,783,438	September 2014	10,219
USD/NOK	12	1,203,463	September 2014	26,844
ZINC (LME)	143	7,925,072	July 2014 - November 2014	449,609
	Net Unrealized Appreciation from Open Long Futures Contracts			3,982,502

Description	Short Contracts +	Notional Amount at Value ++	Expiration Date	Unrealized Appreciation/ (Depreciation)
3 MONTH STERLING	40	8,368,255	June 2016	(855)
ALUMINUM	331	15,553,304	July 2014 - November 2014	(256,148)
AUD/CAD	6	1,126,567	September 2014	8,322
BANK ACCEPTANCE NOTE	4	924,281	June 2015	(281)
COPPER	52	4,163,113	September 2014 - December 2014	(99,936)
COPPER (LME)	423	74,255,072	July 2014 - December 2014	(2,198,932)
CORN	9	191,363	December 2014	11,588
COTTON	9	330,795	December 2014	17,685
CRUDE OIL	8	817,440	December 2014	(6,560)
EUR/GBP	9	1,542,042	September 2014	6,158
EUR/JPY	1	171,025	September 2014	(820)
GOLD	5	661,000	August 2014	(6,096)
LEAD	62	3,357,257	July 2014 - November 2014	(33,578)
NICKEL	159	18,142,090	July 2014 - December 2014	119,819
SOYBEAN	7	405,038	November 2014	21,413
US TREASURY BILLS	23	3,155,313	September 2014	(46,313)
WHEAT	4	115,500	September 2014	4,150
ZINC (LME)	149	8,258,935	July 2014 - November 2014	(448,696)
	Net Unrealized Depreciation from Open Short Futures Contracts			(2,909,080)

	Net Unrealized Appreciation from Open Futures Contracts			$ 1,073,422

+ This investment is a holding of MutualHedge Fund Limited CFC.

++ This schedule provides the detail of futures contracts the Fund held as of June 30, 2014. The amounts shown in column 3 ("Notional Amount at Value") of this Schedule are the underlying reference amounts to stock exchange indices, equities and foreign currencies upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Fund's futures contracts. Further, the underlying price changes in relation to variables specified by the notional values affects the fair value of these derivative financial instruments. Finally, the notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund.

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilies and disclosure of contingent assets and liabilies at the date of the consolidated financial statements and the reported amounts of income and expenses for the period.  Acutal results could differ from those statements.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type.

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process - This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of June 30, 2014 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$ 204,503,600	$ -	$ -	$ 204,503,600
Structured Note	-	14,761,500	-	14,761,500
Options Purchased	-	2,474,508	-	2,474,508
Short-Term Investments	98,383,722	-	-	98,383,722
Options Written	-	1,309,014	-	1,309,014
Forward Contracts	-	528,838	-	528,838
Futures Contracts	1,073,422	-	-	1,073,422
Total	$ 303,960,744	$ 19,073,860	$ -	$ 323,034,604
Liabilities	Level 1	Level 2	Level 3	Total
Open Swap Contract	$ -	$ 7,467,628	$ -	$ 7,467,628
Total	$ -	$ 7,467,628	$ -	$ 7,467,628

There were no transfers into or out of Level 1 and Level 2 during the current period presented. It is the Fund's policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

The Fund did not hold any Level 3 securities during the period.

Consolidation of Subsidiaries – The consolidated financial statements of the Fund include MutualHedge Fund Limited (“MFL-CFC”), a wholly owned and controlled subsidiary. The consolidated financial statements of MFL-CFC include the financial statements of certain majority owned systematic trading companies. All inter-company accounts and transactions have been eliminated in consolidation.

The Fund may invest up to 25% of its total assets in a controlled foreign corporation (“CFC”) which acts as an investment vehicle in order to effect certain investments consistent with EMFSF's investment objectives and policies.

A summary of the Fund's investments in the CFC is as follows:

	Inception Date of MFL-CFC	MFL-CFC Net Assets at June 30, 2014	% Of Total Net Assets at June 30, 2014
MFL-CFC	1/12/2010	$ 68,718,068	21.51%

MFL-CFC, through its investments in systematic trading companies, utilizes commodity based derivative products to facilitate the Fund’s pursuit of its investment objective. The systematic trading companies are majority owned commodity pool (CP) subsidiaries which invest in global derivatives markets through multiple Commodity Trading Advisors (CTA), each of whom is registered with the U.S. Commodity Futures Trading Commission and each of whom operate multiple trading programs. CTAs attempt to earn profits in a variety of markets by employing long and short trading algorithms applied to futures, options and forward contracts. It is anticipated the CTA programs will be tied to a variety of global markets for currencies, interest rates, stock market indices, energy resources, metals and agricultural products. MFL-CFC obtained a controlling economic interest (greater than 50%) in the systematic trading companies during the year ended September 30, 2012 and began consolidating the operations of each systematic trading company upon obtaining economic control. The non-controlling interest is the portion of equity ownership in each systematic trading company not attributable to MFL-CFC or the Fund. MFL-CFC accounted for its investment in each systematic trading company at fair value, utilizing the net asset value provided by the underlying investment advisor. Investments in the systematic trading companies may be withdrawn on any business day given two business days’ notice.

For tax purposes, MFL-CFC is an exempted Cayman investment company. MFL-CFC has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, MFL-CFC is a Controlled Foreign Corporation and as such is not subject to U.S. income tax. However, as a wholly-owned Controlled Foreign Corporation, MFL-CFC’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”).  ETFs are a type of index fund bought and sold on a securities exchange.  An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index.  A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.  Additionally, ETFs have fees and expenses that reduce their value.

Forward Currency Contracts – As foreign securities are purchased, a Fund generally enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks.  The market value of the contract fluctuates with changes in currency exchange rates.  The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss.  As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from foreign currency transactions in the Consolidated Statement of Operations.

Futures Contracts – The Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, foreign currencies or commodities. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position).  During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading.   Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred.   When the contracts are closed, a Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract.  If a Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.   Each Fund segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract.  Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.  With futures, there is minimal counterparty credit risk to a Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Swap Agreements – The Fund is subject to equity price risk, interest rate risk, credit risk, currency risk, counterparty risk and/or commodity risk in the normal course of pursuing its investment objective.  The Fund may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency), or credit risk.   These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment.   Changes in the value of swap agreements are recognized as unrealized gains or losses in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each day as reported by the swap counterparty.   Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments.   The Fund amortizes upfront payments and/or accrues for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Consolidated Statement of Operations.   Realized gains and losses from the decrease in notional value of the swap are recognized on trade date. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Consolidated Statement of Operations.

MFL-CFC maintains short-term investments, up to 20% of the notional value of the swap, as collateral to secure its obligations under the swap.  As of June 30, 2014, the notional value of the total return swap with Deutsache Bank was $368,092,944. As of June 30,2014, the notional value of the total return swap with Morgan Stanley was $61,097,845.  Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities.   The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive.   In order to maintain prudent risk exposure to the counterparty, the Advisor will reduce exposure to the counterparty whenever that exposure exceeds 5% of the net assets of the Fund for a period of one week or such lesser time as the Advisor may determine. If the Advisor determines that the counterparty presents an imprudent risk, the swap may be terminated in its entirety.

Options Transactions – The Fund is subject to equity price risk, interest rate risk, commodity risk and currency risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against this risk.

When the Fund writes a put or call option, an amount equal to the premium received is included in the consolidated statement of assets and liabilities as a liability.  The amount of the liability is subsequently marked-to-market to reflect the current market value of the option.  If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized.  If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received.  As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may purchase put and call options.  Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio.  If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit.  The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund.  In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.  Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty credit risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

The derivative instruments outstanding as of June 30, 2014 as disclosed in the Consolidated Portfolio of Investments serve as indicators of the volume of derivative activity for the Fund.

The following is a summary of the market value or unrealized appreciation/(depreciation) of the derivative instruments utilized by the Portfolio as of June 30, 2014 categorized by risk exposure:

Asset Derivatives Investment Value
	Commodity	Currency	Equity	Interest Rate	Total for the Period Ended June 30, 2014
Futures	$ 359,677	$ 126,644	$ 122,375	$ 464,726	$ 1,073,422
Foward Contracts	-	528,840	-	-	528,840
Options Purchased	2,453,233	21,275	-	-	2,474,508
	$ 2,812,910	$ 676,759	$ 122,375	$ 464,726	$ 4,076,770

Liability Derivatives Investment Value
	Commodity	Currency	Equity	Interest Rate	Total for the Period Ended June 30, 2014
Swap Contract	$ 7,467,628	$ -	$ -	$ -	$ 7,467,628
Options Written	1,302,114	6,900	-	-	1,309,014
	$ 8,769,742	$ 6,900	$ -	$ -	$ 8,776,642

Item 2. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the  Securities Exchange Act of 1934, as amended.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

 Item 3.  Exhibits.

Certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) (and Item 3 of Form N-Q) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Northern Lights Fund Trust

By

*/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

8/25/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By

*/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date    8/25/14

By

*/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

8/25/14